SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 1, 2011

	Registrant, Address of	I.R.S. Employer
	Principal Executive Offices	Identification	State of
Commission File Number	and Telephone Number	Number	Incorporation

1-08788	NV ENERGY, INC.	88-0198358	Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418	Nevada
NV ENERGY
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

    On January 1, 2011, NV Energy, Inc. announced that its wholly-owned subsidiary, Sierra Pacific Power Company d/b/a NV Energy (NV Energy) completed the sale of its California electric distribution and generation assets, originally announced in April 2009, to California Pacific Electric Company, LLC (CalPeco), a company jointly owned by Algonquin Power & Utilities Corporation and Emera Inc.  CalPeco will do business as Liberty Energy-California Pacific Electric Company.  A copy of the press release announcing the completion of the sale, and the asset purchase agreement in connection with the sale are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits – The following exhibits are filed with this Form 8-K:

EX-99.1 – Press Release dated January 1, 2011.
EX-99.2 - Asset Purchase Agreement between Sierra Pacific Power Company d/b/a NV Energy and California Pacific Electric Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: January 5, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)

Date: January 5, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer